VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
                         ITEM 77(O) 10F-3 TRANSACTIONS
                        MAY 1, 2008 -- OCTOBER 31, 2008


                                                                  Amount of      % of
                                        Offering      Total        Shares      Offering    % of Funds
   Security      Purchase/    Size of   Price of    Amount of     Purchased    Purchased      Total                     Purchased
   Purchased     Trade Date  Offering    Shares      Offering      by Fund      by Fund      Assets       Brokers         From
--------------   ----------  --------   --------   ------------   ---------    ---------   ----------   -----------   -------------
  The School      05/15/08       -       $104.00   $538,305,000   $550,000       0.27%        0.45%     Goldman,      Goldman Sachs
   Board of                                                                                             Sachs &
  Miami-Dade                                                                                            Co., Morgan
County, Florida                                                                                         Stanley,
                                                                                                        Citi,
                                                                                                        JPMorgan,
                                                                                                        M.R. Beal &
                                                                                                        Company,
                                                                                                        Ramirez &
                                                                                                        Co., Inc.,
                                                                                                        UBS
                                                                                                        Investment
                                                                                                        Bank,
                                                                                                        Siebert
                                                                                                        Brandford
                                                                                                        Shank & Co.

  The School      05/15/08       -       $103.12   $538,305,000   $900,000       0.27%        0.45%     Goldman,      Goldman Sachs
   Board of                                                                                             Sachs &
  Miami-Dade                                                                                            Co., Morgan
County, Florida                                                                                         Stanley,
                                                                                                        Citi,
                                                                                                        JPMorgan,
                                                                                                        M.R. Beal &
                                                                                                        Company,
                                                                                                        Ramirez &
                                                                                                        Co., Inc.,
                                                                                                        UBS
                                                                                                        Investment
                                                                                                        Bank,
                                                                                                        Siebert
                                                                                                        Brandford
                                                                                                        Shank & Co.